UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2006


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                     1-6453                 95-2095071
      --------                     ------                 ----------
     (State of Incorporation)      (Commission            (I.R.S. Employer
                                   File Number)           Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----


Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02(d) Appointment of New Directors                                     3

Item 5.03(a) Amendment of By-laws                                             3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01(d) Exhibits                                                         3


Signature                                                                     4

NATIONAL SEMICONDUCTOR CORPORATION


Item 5.02(d)    APPOINTMENT OF NEW DIRECTORS

     As reported in our Form 8-K filed April 5, 2006, John T. Dickson was elected to the Company's Board of Directors on April 3, 2006. Effective April 19, 2006, Mr. Dickson was appointed to the Board's Audit Committee and Director Affairs Committee.

Item 5.03(a)    AMENDMENT OF BY-LAWS

     On April 19, 2006, the Company's Board of Directors approved amendments to the Company's By-laws to change the vote standard for the election of directors from plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.

     In addition, if a nominee who already serves as a director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Director Affairs Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board.

     A copy of the complete By-laws, as amended, is attached as Exhibit 3.2.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (d)     Exhibits

Exhibit No.             Description of Exhibit
-----------             ----------------------

  3.2                   By-laws of the Company

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NATIONAL SEMICONDUCTOR CORPORATION


Dated: April 20, 2006                        //S// John M. Clark III
                                             -----------------------
                                             John M. Clark III
                                             Senior Vice President,
                                             General Counsel and Secretary
                                             Signing on behalf of the registrant

                                                                     Exhibit 3.2

                                    BY-LAWS
                                       OF
                       NATIONAL SEMICONDUCTOR CORPORATION
                          AMENDED AS OF APRIL 19, 2006



                                   ARTICLE I.
                                    OFFICES

     Section 1. Registered Office. The registered office shall be in the City of
                -----------------
Wilmington, County of New Castle, State of Delaware.

     Section 2. Other  Offices.  The  corporation  may also have offices at such
                --------------
other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.


                                  ARTICLE II.
                                  STOCKHOLDERS

     Section 1. Place of  Meetings.  Meetings of  stockholders  shall be held at
                ------------------
such place either within or without the State of Delaware as may be designated by the board of directors.

     Section 2. Annual Meeting.  An annual meeting of stockholders shall be held
                --------------
on the fourth Friday in September of each year, at 10:30 A.M., or at such other date and time as shall be designated by the board of directors. At the annual meeting the stockholders shall elect a board of directors and transact such other business as may be properly brought before the meeting.

     Section 3.  Special  Meetings.  Subject to the rights of the holders of any
                 -----------------
series of stock having a preference over the Common Stock of the corporation as to dividends or upon liquidation ("Preferred Stock") with respect to such series of Preferred Stock, special meetings of the stockholders may be called only by the chairman of the board or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which the corporation would have if there were no vacancies (the "Whole Board").

     Section 4. Notice of Meetings.  The  secretary or such other officer of the
                ------------------
corporation as is designated by the board of directors shall serve personally or send through the mails or by telegraph a written notice of annual or special meetings of stockholders, addressed to each stockholder of record entitled to vote at his address as it appears on the stock transfer books of the corporation, stating the time and place of the meeting and the purpose or purposes for which the meeting is called, not less than ten nor more than sixty days before the date of the meeting. If mailed, notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. Notice given by telegraph shall be deemed to have been given upon delivery of the message to the telegraph company. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

     Section 5. Waiver of Notice.  Notice of a meeting  need not be given to any
                ----------------
stockholder who signs a waiver of notice, in person or by proxy, whether before or after a meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting either prior thereto or at its commencement the lack of notice of such meeting, shall constitute a waiver of notice by him.
Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

     Section 6.  Stockholder's  List.  The  officer  who has charge of the stock
                 -------------------
transfer book of the corporation shall prepare and make, at least ten days before every meeting of the stockholders at which directors are to be elected, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 7. Quorum and Adjournment.  Except as otherwise  provided by law or
                ----------------------
by the Certificate of Incorporation, the holders of a majority of the outstanding shares of the corporation entitled to vote generally in the election of directors (the "Voting Stock"), present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote.

     Section 8.  Proxies.  At all  meetings of  stockholders,  each  stockholder
                 -------
entitled to vote shall have one vote, to be exercised in person or by proxy, for each share of capital stock having voting power, held by such stockholder. All proxies shall be in writing, shall relate only to a specific meeting (including continuations and adjournments of the same), and shall be filed with the secretary at or before the time of the meeting. Each proxy must be signed by the shareholder or his attorney-in-fact. The person or persons named in a proxy for a specific meeting may vote at any adjournment of the meeting for which the proxy was given. If more than one person is named as proxy, a majority of such persons so named present at the meeting, or if only one shall be present, then that one, shall have and exercise all the powers conferred upon all of the persons unless the proxy shall provide otherwise. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged prior to or at its exercise and the burden of proving invalidity shall rest on the challenger.

     Section 9. Notice of Stockholder Business and Nominations.
                ----------------------------------------------

                a. Annual Meetings of Stockholders.
                   -------------------------------

                    (1) Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the board of directors or
               (c) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

                    (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this By-Law, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 120 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to
               Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                    (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 130 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

               b. Special Meetings of Stockholders.  Only such business shall be
                  --------------------------------
          conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the board of directors or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may
          be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this By-Law shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                c. General.
                   -------

                    (1) Only such persons who are nominated in  accordance  with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

                    (2) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                    (3) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

     Section  10.  Voting.  When  a  quorum  is  present  at  any  meeting,  the
                   ------
affirmative vote of the holders of a majority of the capital stock having voting power present in person or represented by proxy and entitled to vote on the matter shall decide any question brought before such meeting, except when the question is one which by express provision of statute, the Certificate of Incorporation or these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. No vote need be taken by ballot unless required by statute.

     Section 11.  Inspectors  of Elections;  Opening and Closing the Polls.  The
                  ------------------------
board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

        The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     Section 12.  Record Date for Action by Written  Consent.  In order that the
                  ------------------------------------------
corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of directors pursuant to the first sentence of this Section). If no record date has been fixed by the board of directors pursuant to the first sentence of this Section or otherwise within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

     Section 13. Inspectors of Written Consent. In the event of the delivery, in
                 -----------------------------
the manner provided by Section 12 of this Article to the corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the corporation that the consents delivered to the corporation in accordance with Section 12 of this Article represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     Section 14.  Effectiveness of Written Consent.  Every written consent shall
                  --------------------------------
bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 12 of this Article, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in Section 12 of this Article.

                                  ARTICLE III.
                             THE BOARD OF DIRECTORS

     Section  1.  Composition.  The board of  directors  shall  consist  of nine
                  -----------
directors subject to such automatic increase as may be required by the corporation's Restated Articles of Incorporation. The board may enlarge or reduce the size of the board in a vote of the majority of the directors in office. No director need be a stockholder.

     Section  2.  Election  and Term.  Except as  provided  in Section 3 of this
                  ------------------
Article, the directors shall be elected by a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 2, a majority of votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" the director. If an incumbent director is not elected, the director shall offer to tender his resignation to the board. The committee of the board of directors acting as the nominating committee shall make a recommendation to the board of directors whether to accept or reject the resignation, or whether other action should be taken. The board of directors will act on the committee's recommendation and publicly describe its decision and the rationale behind it within ninety (90) days from the date of the certification of the election results. The director who tenders his resignation will not participate in the board's decision. Each director shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

     Section 3.  Vacancies and Newly Created  Directorships.  Any vacancy on the
                 ------------------------------------------
board of directors, or any newly created directorships, however occurring, may be filled by a majority of the directors then in office, although less than a quorum or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his successor shall have been duly elected and qualified. Any vacancy in the board of directors may also be filled by a majority vote of the stockholders unless such vacancy shall have been previously filled by the board of directors.

     Section 4. Powers.  The business of the corporation shall be managed by its
                ------
board of directors which shall have and may exercise all such powers of the corporation, including the power to make, alter or repeal the bylaws of the corporation, and do all such lawful acts and things as are not by statute directed or required to be exercised or done by the stockholders.

     Section 5. Place of Meetings. The board of directors of the corporation may
                -----------------
hold meetings both regular and special, either within or without the State of Delaware. Members of the board of directors or any committee designated by the board, may participate in a meeting of such board or committee by means of a conference telephone by means of which all persons participating in the meeting can hear each other, and participation shall constitute presence in person at such meeting.

     Section 6. Regular Meetings. Regular meetings of the board of directors may
                ----------------
be held without call or notice immediately following the annual meeting of the stockholders and at such time and at such place as shall from time to time be selected by the board of directors, provided that in respect of any director who
                                    --------
is absent when such selection is made, the notice, waiver and attendance provisions of Section 7 of this Article shall apply to such regular meetings.

     Section 7. Special  Meetings and Notice.  Special  meetings of the board of
                ----------------------------
directors may be called by the chairman of the board of directors, a majority of the directors or the president on notice given to each director, either personally (including by telephone) or by hand delivery, first-class mail, overnight mail, courier service, telegram or facsimile transmission sent to his business or home address, stating the place, date and hour of the meeting. If mailed by first-class mail, such notice shall be deemed to have been adequately given when deposited in the United States mail, postage prepaid, directed to the director at his business or home address, at least five (5) days before such meeting. Notice given by telegraph, overnight mail or courier service shall be deemed adequately given upon delivery of the message to the telegraph company or to the overnight mail or courier service company at least two days before such meeting. Notice given by facsimile transmission shall be deemed adequately given upon transmission of the message at least twelve (12) hours before such meeting. Notice given by hand delivery or personally shall be deemed adequately given when delivered at least twelve (12) hours before such meeting. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting, without protesting either prior thereto or at its commencement the lack of notice of such meeting, shall constitute a waiver of notice by him. Any notice or waiver of notice of a meeting of the board of directors need not specify the purposes of the meeting.

     Section 8. Quorum and Voting.  At all  meetings of the board of directors a
                -----------------
majority less one of the total number of directors then in office shall constitute a quorum for the transaction of business, except that in no case shall less than two directors be deemed to constitute a quorum, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, a majority of less than a quorum may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Action by Consent.  Any action required or permitted to be taken
                -----------------
at any meeting of the board of directors may be taken without a meeting, if all members of the board of directors, then in office, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors.

     Section 10.  Resignation.  Any director may resign at any time upon written
                  -----------
notice delivered to the corporation at its principal office. The resignation shall take effect at the time specified therein, and if no time be specified, at the time of its dispatch to the corporation.

     Section 11.  Removal.  A director may be removed for cause by the vote of a
                  -------
majority of the stockholders at a special or annual meeting after the director has been given reasonable notice and opportunity to be heard before the stockholders.

     Section 12. Committees. The board of directors may, by resolution passed by
                 ----------
a majority of the whole board of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which committee, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.


                                  ARTICLE IV.
                                    OFFICERS

     Section 1. Designation.  The officers of the corporation shall consist of a
                -----------
president, a treasurer, a secretary, and such other officers including a chairman of the board of directors, one or more group presidents, vice presidents (including group executive vice presidents, corporate vice presidents and senior vice presidents), assistant treasurers and assistant secretaries, as the board of directors or the stockholders may deem warranted. With the exception of the chairman of the board of directors who must be a director, no officer need be a director or a stockholder. Any number of offices may be held by the same person.

     Section 2.  Election and Term.  Except for officers to fill  vacancies  and
                 -----------------
newly created offices provided for in Section 6 of this Article, the officers shall be elected by the board of directors at the first meeting of the board of directors after the annual meeting of the stockholders. All officers shall hold office at the pleasure of the board of directors.

     Section 3. Duties of  Officers.  In addition to those  duties that may from
                -------------------
time to time be delegated to them by the board of directors, the officers of the corporation shall have the following duties:

               (a)  Chairman  of the  Board.  The  chairman  of the board  shall
                    -----------------------
          preside at all meetings of the stockholders and of the board of directors at which he is present, shall be ex-officio a member of all committees formed by the board of directors and shall have such other duties and powers as the board of directors may prescribe.

               (b) Chief Executive  Officer.  The chief executive officer of the
                   ------------------------
          corporation shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect, and, in the absence or nonelection of the chairman of the board of directors, shall preside at all meetings of the stockholders and the board of directors at which he is present if he is also a director. The chief executive officer also shall execute bonds, mortgages, and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated expressly by the board of directors to some other officer or agent of the corporation and shall have such other powers and duties as the board of directors may prescribe.

               (c) President. Unless the board of directors expressly designates
                   ---------
          another officer as chief executive officer, the president shall be the chief executive officer of the corporation and shall perform the duties and exercise the powers of the chief executive officer. If the president is not the chief executive officer, in the absence of the chief executive officer or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chief executive officer. The president shall otherwise have such other duties and powers as the board of directors may prescribe.

               (d) Group President. The group president or group presidents,  if
                   ---------------
          any, shall have general and active management of the group for which they are designated as president by the board of directors and shall have such other duties and powers as vice-presidents or as the board of directors or the president may prescribe.

               (e)  Vice-President.  The vice-president or  vice-presidents,  if
                    --------------
          any, shall have such duties and powers as the board of directors or the president may prescribe. In the absence of the president or in the event of his inability or refusal to act, the group president or vice president, if any, or if there be more than one, the group presidents or vice-presidents, in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall perform the duties and exercise the powers of the president.

               (f)  Secretaries and Assistant  Secretaries.  The secretary shall
                    --------------------------------------
          record the proceedings of all meetings of the stockholders and all meetings of the board of directors in books to be kept for that purpose, shall perform like duties for the standing committees when required, and shall give, or cause to be given, call and/or notices of all meetings of the stockholders and meetings of the board of directors in accordance with these by-laws. The secretary also shall have custody of the corporate seal of the corporation, affix the seal to any instrument requiring it and attest thereto when authorized by the board of directors or the president, and shall have such other duties and powers as the board of directors may prescribe.

               The assistant secretary, if any, or if there be more than one, the assistant secretaries, in the order designated by the board of directors, or, if there be no such designation, then in order of their election, shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall have such other duties and powers as the board of directors may prescribe.

               In the absence of the secretary or an assistant secretary at a meeting of the stockholders or the board of directors, an acting secretary shall be chosen by the stockholders or directors, as the case may be, to exercise the duties of the secretary at such meeting.

               In the absence of the secretary or an assistant secretary or in the event of the inability or refusal of the secretary or an assistant secretary to give, or cause to be given, any call and/or notice required by law or these by-laws, any such call and/or notice may be given by any person so directed by the board of directors, the president or stockholders, upon whose requisition the meeting is called in accordance with these by-laws.

               (g) Treasurer and Assistant  Treasurer.  The treasurer shall have
                   ----------------------------------
          the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall also disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, shall render to the board of directors, when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation, and shall have such other duties and powers as the board of directors may prescribe. If required by the board of directors, the treasurer shall give the corporation a bond, which shall be renewed every six years, in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

               The assistant treasurer, if any, or if there be more than one, the assistant treasurers in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall have such other duties and powers as the board of directors may prescribe.

               (h) Other Officers.  Any other officer shall have such powers and
                   --------------
          duties as the board of directors may prescribe.

     Section 4.  Resignation.  Any officer  may resign at any time upon  written
                 -----------
notice delivered to the corporation at its principal office. The resignation shall take effect at the time specified therein, and if no time be specified, at the time of its dispatch to the corporation.

     Section  5.  Removal.  Any  officer  elected or  appointed  by the board of
                  -------
directors may be removed at any time by the affirmative vote of a majority of the board of directors.

     Section  6.  Vacancies  and Newly  Created  Offices.  A vacancy  in office,
                  --------------------------------------
however occurring, and newly created offices, shall be filled by the board of directors.

                                   ARTICLE V.
                                 CAPITAL STOCK

     Section  1. Stock  Certificates.  Each  holder of stock in the  corporation
                 -------------------
shall be entitled to have a certificate signed in an officer's official capacity or in the name of the corporation by the chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. Where a certificate is countersigned (a) by a transfer agent other than the corporation or its employee, or, (b) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     Section 2. Lost, Stolen or Destroyed Certificates.  The board of directors,
                --------------------------------------
or at their direction any officer of the company, may direct a new certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors, or at their direction any officer of the company, may, in its (his) discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 3. Transfer.  Upon surrender to the secretary or the transfer agent
                --------
of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and upon compliance with any provisions respecting restrictions on transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 4. Issue of Stock.  From time to time,  the board of directors may,
                --------------
by vote of a majority of the directors, issue any of the authorized capital stock of the corporation for cash, property, services rendered or expenses, or as a stock dividend and on any terms permitted by law.

     Section 5. Fixing Record Date. In order that the  corporation may determine
                ------------------
the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     Section 6. Registered  Stockholders.  The corporation  shall be entitled to
                ------------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VI.
                               GENERAL PROVISIONS

     Section 1.  Dividends.  Dividends upon the capital stock of the corporation
                 ---------
may be declared by the board of directors in any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of capital stock. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     Section  2.  Checks.  All  checks  or  demands  for  money and notes of the
                  ------
corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     Section 3. Fiscal Year. The fiscal year of the  corporation  shall be fixed
                -----------
by a resolution of the board of directors.

     Section 4. Seal. The corporate  seal shall have inscribed  thereon the name
                ----
of the corporation, the year of its organization and the words "Corporate Seal Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                  ARTICLE VII.
                                   AMENDMENTS


     Section 1.  Amendments.  These by-laws may be amended at any proper meeting
                 ----------
of the stockholders or of the board of directors.



                                 ARTICLE VIII.
                                INDEMNIFICATION

     Section 1. Non-Derivative Proceedings.  The corporation shall indemnify any
                --------------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

     Section 2.  Derivative  Proceedings.  The  corporation  shall indemnify any
                 -----------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section  3.  Amount of  Indemnification.  To the  extent  that a  director,
                  --------------------------
officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section 4. Determination to Indemnify. Any indemnification under Sections 1
                --------------------------
or 2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (3) by the stockholders.

     Section 5.  Advance  Payment.  Expenses  incurred  in  defending a civil or
                 ----------------
criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of a director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section or otherwise pursuant to the law of Delaware.

     Section 6. Non-Exclusiveness of By-Law. The indemnification and advancement
                ---------------------------
of expenses  provided by, or granted pursuant to, the other  subsections of this
Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     Section  7.  Continuation  of  Indemnification.   The  indemnification  and
                  ---------------------------------
advancement of expenses provided by, or granted pursuant to this Article VIII, or permitted by statute or otherwise, shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 8. Indemnification  Insurance.  The corporation shall have power to
                --------------------------
purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.